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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _______________
                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    January 12, 2000
                                                 ------------------------------


                              E*TRADE Group, Inc.
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              (Exact name of registrant as specified in charter)


         Delaware                        1-11921                  94-2844166
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



4500 Bohannon Drive, Menlo Park, California                          94025
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code     (650) 331-6000
                                                   ----------------------------



                                Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 2    ACQUISITION OR DISPOSITION OF ASSETS
------    ------------------------------------

          On January 12, 2000, E*TRADE Group, Inc. ("E*TRADE") closed its merger with Telebanc Financial Corporation, a Delaware corporation ("Telebanc"), pursuant to which Turbo Acquisition Corp., a wholly owned subsidiary of E*TRADE, was merged with and into Telebanc, with Telebanc continuing as the surviving entity and as a wholly owned subsidiary of E*TRADE. The securityholders of Telebanc received 1.05 shares of E*TRADE common stock for each share of Telebanc common stock and will own approximately 12 percent of E*TRADE's fully diluted common stock as a result of the merger. The amount of such consideration was determined based upon arm's-length negotiations between E*TRADE and Telebanc. The purpose of the acquisition is to extend E*TRADE's reach as a leading electronic personal financial services company.

          On January 13, 2000, the Registrant issued a press release announcing the final closing of its merger with Telebanc, a copy of which is filed herewith as Exhibit 99.1.

Item 5    OTHER EVENTS
------    ------------

          On January 25, 2000, E*TRADE announced its intention to raise approximately $500 million, subject to market and other conditions, through a Rule 144A offering of convertible notes due 2007.

          A copy of the press release containing the announcement is filed herewith as Exhibit 99.2.


Item 7    FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------

      (a) Financial Statements of Business Acquired.
          -----------------------------------------

          For the financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above, the Registrant incorporates by reference the consolidated financial statements of Telebanc Financial Corporation ("Telebanc") for the years ended December 31, 1998, 1997 and 1996 included in Telebanc's Annual Report on Form 10-K for the year ended December 31, 1998, and the interim consolidated financial statements for the nine months ended September 30, 1999 and 1998 included in Telebanc's Quarterly Report on Form 10-Q for the nine months ended September 30, 1999.

      (b) Pro Forma Financial Information.
          -------------------------------

          The pro forma combined financial statements of the Registrant, as of September 30, 1999 and for the years ended September 30, 1999, 1998 and 1997, are incorporated by reference from the Registrant's Registration Statement on Form S-4, filed on November 22, 1999.

      (c) Exhibits.    The following documents are filed as exhibits to this
          --------
report:

                                       2
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          2.1*      Agreement and Plan of Merger and Reorganization dated as
                    of May 31, 1999 by and among E*TRADE Group, Inc., Turbo Acquisition Corp. and Telebanc Financial Corporation.

          23.1      Consent of Arthur Andersen LLP.

          99.1 Press Release, dated January 13, 2000, issued by E*TRADE Group, Inc., announcing the closing of its merger with Telebanc Financial Corporation.

          99.2 Press Release, dated January 25, 2000, issued by E*TRADE Group, Inc. announcing its intention to sell $500 million in convertible subordinated notes.

     ___________________

          * Incorporated by reference to an exhibit filed with the Registrant's Current Report on Form 8-K, filed June 10, 1999.

                                       3
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    E*TRADE Group, Inc.
                                    (Registrant)


Date: January 27, 2000                    By:  /s/ Leonard C. Purkis
                                               ---------------------
                                               Leonard C. Purkis
                                               Chief Financial Officer

                                       4
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                                EXHIBITS INDEX
                                --------------


          Exhibit     Description
          -------     -----------

          2.1* Agreement and Plan of Merger and Reorganization dated as of May 31, 1999 by and among E*TRADE Group, Inc., Turbo Acquisition Corp. and Telebanc Financial Corporation.

          23.1      Consent of Arthur Andersen LLP.

          99.1 Press Release, dated January 13, 2000, issued by E*TRADE Group, Inc., announcing the closing of its merger with Telebanc Financial Corporation.

          99.2 Press Release, dated January 25, 2000, issued by E*TRADE Group, Inc. announcing its intention to sell $500 million in convertible subordinated notes.

___________________
          * Incorporated by reference to an exhibit filed with the Registrant's Current Report on Form 8-K, filed June 10, 1999.

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